SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	March 30, 2005

SouthCrest Financial Group, Inc.
(Exact Name of Registrant as Specified in its Charter)

Georgia	333-112845	58-2256460
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

600 North Glynn Street, Suite B, Fayetteville, Georgia	30214
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code	(770) 461-2781

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 4.01    Changes in Registrant’s Certifying Accountant

On March 30, 2005 SouthCrest Financial Group, Inc. (the “Company”) dismissed Mauldin & Jenkins, LLC as its independent accountants. Management anticipates that Mauldin & Jenkins will continue to provide consulting and other non-audit services to the Company in the future. The Company has engaged Dixon Hughes, PLLC as its independent accountants.

Prior to its appointment as independent accountants, the Company did not consult with Dixon Hughes, PLLC regarding the application of accounting principles to a specific completed or contemplated transaction or any matter that was either the subject of a disagreement or a reportable event. The Company also did not consult with Dixon Hughes, PLLC regarding the type of audit opinion that might be rendered on the Company's consolidated financial statements.

The reports of Mauldin & Jenkins, LLC on the Company's consolidated financial statements for the fiscal years ended December 31, 2004 and 2003 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with its audits for the fiscal years ended December 31, 2004 and 2003 and during the subsequent interim period preceding the date Mauldin & Jenkins, LLC was dismissed, there have been no disagreements with Mauldin & Jenkins, LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to the satisfaction of Mauldin & Jenkins, LLC, would have caused such firm to make reference to the subject matter of the disagreement(s) in connection with its reports.

The Company's Audit Committee participated in and approved the decision to change the Company's independent accountants.

The Company has requested that Mauldin & Jenkins, LLC furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated April 4, 2005, is filed as Exhibit 16 to this Form 8-K.

Item 7.01.    Regulation FD Disclosure.

On or about April 8, 2005, the Company will mail a letter to its shareholders with the 2004 Annual Report to Shareholders. The shareholder letter is attached to this Form 8-K as Exhibit 99.1.

The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing. By filing this report on Form 8-K and furnishing or referring to this information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD or that the information includes material investor information that was not previously publicly available.

Item 9.01    Financial Statements and Exhibits

Exhibits.

Exhibit No.	Description of Exhibit

16	Letter from Mauldin & Jenkins, LLC regarding change in certifying accountant, dated April 4, 2005.

99.1	Letter to Shareholders

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHCREST FINANCIAL GROUP, INC.

Dated: April 4, 2005	By:	/s/ Douglas J. Hertha
Douglas J. Hertha Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
16	Letter from Mauldin & Jenkins, LLC
99.1	Letter to Shareholders